IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE CITY OF MIAMI GENERAL EMPLOYEES’ AND SANITATION EMPLOYEES’ RETIREMENT TRUST, Derivatively on Behalf of Nominal Defendant FIDELITY NATIONAL FINANCIAL, INC., Plaintiff, v . WILLIAM P. FOLEY, II, DOUGLAS K. AMMERMAN, THOMAS M. HAGERTY, DANIEL D. LANE, RICHARD N. MASSEY, HEATHER H. MURREN, RAYMOND R. QUIRK, JOHN D. ROOD, PETER O. SHEA, JR., CARY H. THOMPSON, MVB MANAGEMENT, LLC, and TRASIMENE CAPITAL MANAGEMENT, LLC, Defendants, and FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation, Nominal Defendant. C.A. No. 2020-0650-KSJM NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION TO: All record and beneficial owners of Fidelity National Financial, Inc. (“FNF” or the “Company”) common stock as of the close of business on April 1, 2022 (“Current FNF Stockholders”). PLEASE READ ALL OF THIS NOTICE CAREFULLY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THE ACTION. THIS NOTICE RELATES TO THE PROPOSED SETTLEMENT OF A LAWSUIT AND CONTAINS IMPORTANT INFORMATION. If you are a brokerage firm, bank, or other nominee that holds securities as a record owner on behalf of the beneficial owners of the securities, please read the section below entitled “Notice To Persons Or Entities Holding Record Ownership On Behalf Of Others.”

2 The purpose of this Notice of Pendency and Proposed Settlement of Derivative Action (the “Notice”) is to inform you of: (a) the pendency of the above-captioned lawsuit, City of Miami General Employees’ and Sanitation Employees’ Retirement Trust v. William P. Foley, II, et al., C.A. No. 2020- 0650-KSJM (Del. Ch.) (the “Action”), which is pending in the Court of Chancery of the State of Delaware (the “Court”) and asserts claims derivatively on behalf of Nominal Defendant FNF; (b) the proposed settlement of the Action (the “Settlement”), subject to Court approval and other conditions of the Settlement being satisfied, as provided for in a Stipulation and Agreement of Compromise, Settlement, and Release, dated April 1, 2022 (the “Stipulation”), which was filed with the Court and is publicly available for review at https://www.investor.fnf.com/; and (c) a hearing to be held before the Court on June 21, 2022, at 1:30 p.m., either in person at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, or by remote proceeding (the “Settlement Hearing”).1 The purpose of the Settlement Hearing is to consider, among other things: (i) the proposed Settlement; (ii) the joint request of the Parties that the Court enter the Order and Final Judgment; (iii) Plaintiff’s Counsel’s Fee and Expense Application (as defined in Paragraph 58 below); and (iv) any objections to any of the foregoing. The Stipulation was entered into as of April 1, 2022, by and among (i) the Special Litigation Committee (the “SLC”) of the Board of Directors of FNF (the “Board”), acting for and on behalf of FNF; (ii) Plaintiff City of Miami General Employees’ and Sanitation Employees’ Retirement Trust (“Plaintiff”); (iii) Defendants William P. Foley, II (“Foley”), Douglas K. Ammerman (“Ammerman”), Thomas M. Hagerty (“Hagerty”), Daniel D. Lane (“Lane”), Richard N. Massey (“Massey”), Heather H. Murren (“Murren”), Raymond R. Quirk (“Quirk”), John D. Rood (“Rood”), Peter O. Shea, Jr. (“Shea”), and Cary H. Thompson (“Thompson,” and together with Foley, Ammerman, Hagerty, Lane, Massey, Murren, Quirk, Rood, and Shea, the “Director Defendants”); (iv) Defendant Trasimene Capital Management, LLC (“Trasimene”); and (v) Defendant MVB Management, LLC (“MVB,” and together with the Director Defendants and Trasimene, the “Defendants”) (the SLC, Plaintiff, the Company, and Defendants, together, the “Parties”). A copy of the Stipulation, including Exhibits, is available at https://www.investor.fnf.com/ or by contacting counsel listed below. This Notice describes the rights you may have with respect to the Action and pursuant to the Stipulation and what steps you may take, but are not required to take, in relation to the Settlement. If the Court approves the proposed Settlement, the Parties will ask the Court at the Settlement Hearing to enter an Order and Final Judgment dismissing the Action with prejudice in accordance with the terms of the Stipulation. Also, if the Settlement is approved by the Court, FNF stockholders will be barred from contesting the fairness of the Settlement or pursuing the Plaintiff Released Claims (as defined below) against the Defendant Released Parties (as defined below). Because the Action was brought as a derivative action, which means that the Action was brought by Plaintiff on behalf of and for the benefit of FNF, the monetary payment to be made under the Settlement will go to the Company. Individual FNF stockholders will not receive any direct payment from the Settlement. PLEASE NOTE: THERE IS NO PROOF OF CLAIM FORM FOR STOCKHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT, AND STOCKHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. 1 Certain of the capitalized terms used in this Notice are defined in Paragraphs 27-44 below. All capitalized terms used in this Notice that are not otherwise defined herein will have the meaning set forth in the Stipulation, which is publicly available at https://www.investor.fnf.com/.

3 WHAT IS THE PURPOSE OF THIS NOTICE? 1. The purpose of this Notice is to explain the Action, the terms of the proposed Settlement, and how the Settlement affects the legal rights of FNF stockholders. 2. As described more fully in Paragraph 61 below, Current FNF Stockholders have the right to object to the proposed Settlement and/or Plaintiff’s Counsel Fee and Expense Application. Current FNF Stockholders also have the right to appear and be heard at the Settlement Hearing, which will be held before the Delaware Court of Chancery on June 21, 2022, at 1:30 p.m., either in person at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, or by remote proceeding. 3. The Court has reserved the right to adjourn or continue the Settlement Hearing, including consideration of the Plaintiff’s Counsel Fee and Expense Application, without further notice to FNF stockholders other than by announcement at the Settlement Hearing or any adjournment thereof, or notation on the docket in the Action. The Court has further reserved the right to approve the Settlement, at or after the Settlement Hearing, with such modifications as may be consented to by the Parties and without further notice of any kind. In addition, the Court may decide to hold the Settlement Hearing by telephone or video conference without further notice to FNF stockholders. If you wish to appear at the Settlement Hearing, you should consult the Court’s docket for any change in date, time, or format of the hearing. WHAT IS THIS CASE ABOUT? WHAT HAS HAPPENED SO FAR? THE FOLLOWING RECITATION DOES NOT CONSTITUTE FINDINGS OF THE COURT AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY CLAIMS OR DEFENSES BY ANY OF THE PARTIES. IT IS BASED ON STATEMENTS OF THE PARTIES AND IS SENT FOR THE SOLE PURPOSE OF INFORMING YOU OF THE EXISTENCE OF THE DERIVATIVE ACTION AND OF A HEARING ON A PROPOSED SETTLEMENT SO THAT YOU MAY MAKE APPROPRIATE DECISIONS AS TO STEPS YOU MAY OR MAY NOT WISH TO TAKE IN RELATION TO THIS LITIGATION. 4. In or about September 2019, the Board began considering a potential transaction pursuant to which FNF would acquire the shares of FGL Holdings, Inc. (“FGL”) not already owned by FNF (the “Transaction”). 5. On October 11, 2019, the Board appointed a special committee consisting of Ammerman, Hagerty, Lane, Murren, Quirk, Rood, and Shea to consider the Transaction (the “Special Committee”). 6. The Special Committee retained Trasimene and BofA Securities, Inc. (“BAML”) as its financial advisors in connection with the Transaction. 7. The Special Committee met with its advisors on six occasions to discuss and approve, among other things, an initial price range and ongoing price negotiations, due diligence, principal terms of the Merger Agreement (defined below), and other matters concerning the Transaction. 8. On February 6, 2020, BAML rendered a fairness opinion to the Special Committee, stating, among other things, that the terms of the Transaction, pursuant to which FNF would acquire the shares of FGL not already owned by FNF for $12.50 per share in cash or 0.2558 shares of FNF common stock, subject to certain allocation and proration provisions in the Merger Agreement (the “Merger Consideration”), were fair from a financial point of view to FNF.

4 9. Based upon discussions with its advisors, including receipt of the BAML fairness opinion, the Special Committee unanimously approved the Transaction, and FNF and FGL entered into that certain Agreement and Plan of Merger, dated as of February 7, 2020 (as amended, the “Merger Agreement”), with respect to the Transaction. 10. On April 17, 2020, Plaintiff made a books-and-records demand on FNF pursuant to Section 220 of the Delaware General Corporation Law seeking, among other things, Board and Special Committee documents concerning the Transaction, and FNF provided certain documents to Plaintiff in response to the demand. 11. On May 29, 2020, FGL stockholders voted to approve the Transaction. 12. On June 1, 2020, the Transaction closed. 13. On August 4, 2020, Plaintiff filed the verified stockholder derivative complaint (the “Complaint”) in this Action, asserting four counts, all pleaded as derivative claims: (1) a claim for breach of fiduciary duty against Foley, Massey, and Thompson; (2) a claim for breach of fiduciary duty against the members of the Special Committee (Ammerman, Hagerty, Lane, Murren, Quirk, Rood, and Shea); (3) a claim for aiding and abetting against Trasimene and MVB; and (4) a claim for unjust enrichment against Trasimene and MVB. 14. On October 27, 2020, the Board appointed non-party Sandra Morgan (“Morgan”) to serve as an independent director of FNF. 15. On October 27, 2020, the Board approved a resolution establishing the SLC, consisting initially of Morgan and Murren, with Morgan acting as Chair of the SLC. 16. The SLC retained Potter Anderson & Corroon LLP as its independent legal advisor and Charles River Associates, Inc. (“CRA”) as its independent financial advisor. 17. In December 2020, the Court granted the SLC’s request to stay this Action pending the SLC’s investigation. 18. On May 6, 2021, the Board appointed non-party Justice Halim Dhanidina (Ret.) (“Dhanidina”) to serve as an independent director of FNF and also appointed him to serve as a third member of the SLC. 19. The SLC, with the assistance of its advisors, engaged in an extensive evaluation and investigation of the derivative claims asserted in the Action, which included: (i) the collection and review of documents from (a) the Director Defendants, (b) Trasimene, (c) MVB; and (d) BAML; (ii) interviews of 13 witnesses (with SLC members attending and participating in each and with some witnesses having multiple interviews); (iii) expert economic analysis of certain claims by CRA; and (iv) legal analysis of the derivative claims by the SLC’s counsel, who met with Plaintiff’s Counsel and Defendants’ counsel to obtain their views concerning such claims. 20. The SLC evaluation also took account of various prudential considerations, including the value of the settlement terms relative to what could be achieved through further litigation and the costs (financial and otherwise) of litigation. 21. The SLC, for and on behalf of FNF, and with the full power and authority delegated to it by the Board, initiated discussions with Defendants and Plaintiff to explore the prospects of settlement. 22. The SLC then consulted with Plaintiff’s Counsel and Defendants’ counsel regarding the status of the SLC’s investigation and the possibility of settlement. 23. On January 24, 2022, the Parties reached an agreement in principle to settle the Action and executed a Memorandum of Understanding (“MOU”) setting forth the terms and conditions of such

5 settlement subject to the execution of a customary “long form” stipulation and agreement of settlement and related papers. 24. After additional negotiations regarding the specific terms of their agreement, the Parties entered into the Stipulation on April 1, 2022. The Stipulation (together with the exhibits thereto) reflects the final and binding agreement between the Parties and supersedes the MOU. 25. On April 1, 2022, the Parties filed the Stipulation with the Court. On April 4, 2022, the Court entered a Scheduling Order directing that this Notice of the Settlement be provided to Current FNF Stockholders, and scheduling the Settlement Hearing to, among other things, consider whether to approve the Settlement. WHAT ARE THE TERMS OF THE SETTLEMENT? 26. Set forth below is a summary of the principal terms of the proposed Settlement, as agreed to by the Parties, subject to the approval of the Court. The following statements are a summary. Please refer to the Stipulation, which is publicly available at https://www.investor.fnf.com/, for a full and complete statement of the terms of the Settlement. Certain Relevant Definitions: 27. “Corporate Governance Measures” means that FNF will: (i) create a Related Person Transaction Committee of the Board, the authority of which is set forth in the form of Related Person Transaction Committee Charter attached to the Stipulation as Exhibit A; and (ii) amend and supplement its existing policies governing related party transactions by adopting a Related Person Transaction Policy in the form attached to the Stipulation as Exhibit B. 28. “Defendant Released Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, counterclaims, offsets, issues, and controversies of any kind, nature, or description whatsoever; whether accrued or unaccrued, disclosed or undisclosed, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, whether based on state, local, federal, statutory, regulatory, common, or other law or rule, including known claims and Unknown Claims, which any Defendant ever had, now has, or may have against any of the Plaintiff Released Parties and/or the SLC Released Parties arising out of and/or relating in any way to the institution or prosecution of, participation in, and/or settlement of the Action. For the avoidance of doubt, the Defendant Released Claims shall not include any claims to enforce the Stipulation or the Settlement. 29. “Defendant Released Parties” means the Director Defendants, Trasimene, MVB, and any and all current and former directors (including members of the SLC), officers, or employees of FNF, Trasimene, and/or MVB, as well as any and all of each of their respective employers, parent entities, controlling persons, owners, members, principals, affiliates, or subsidiaries and each and all of their respective past or present officers, directors, managers, partners, stockholders, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, agents, heirs, executors, trustees, personal representatives, estates, administrators, predecessors, successors, assigns, insurers, and reinsurers. 30. “Effective Date” means the date on which Final Court Approval of the Order and Final Judgment has been attained. 31. “Final” means that one of the following has occurred with respect to a court order or award: (i) the time for the filing or noticing of any motion for reconsideration, appeal, or other review of the order or award has expired without any such filing or notice; or (ii) the order or award has been affirmed in all

6 material respects on an appeal or after reconsideration or other review and is no longer subject to review upon appeal, reconsideration, or other review, and the time for any petition for reconsideration, reargument, appeal, or review of such order or award (or any order affirming it) has expired; provided, however, that any disputes or appeals relating solely to the amount, payment, or allocation of attorneys’ fees and expenses shall have no effect on finality for purposes of determining the date on which Final Court Approval of the Order and Final Judgment has been attained, and shall not prevent, limit, or otherwise affect the Order and Final Judgment. 32. “Final Court Approval” means, with respect to the Settlement, that the Court has entered the Order and Final Judgment, substantially in the form attached as Exhibit E to the Stipulation, and the Order and Final Judgment has become Final. 33. “Monetary Settlement Amount” means a cash payment of twenty million dollars and no cents ($20,000,000.00) (United States Dollars). 34. “Order and Final Judgment” means the Order and Final Judgment to be entered in the Action substantially in the form attached as Exhibit E to the Stipulation. 35. “Person” means any individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company, association, affiliate, joint stock company, investment fund, estate, legal representative, trust, unincorporated association, entity, government and any political subdivision thereof, or any other type of business or legal entity. 36. “Plaintiff Released Claims” means any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, counterclaims, offsets, issues, and controversies of any kind, nature, or description whatsoever; whether accrued or unaccrued, disclosed or undisclosed, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, whether based on state, local, federal, statutory, regulatory, common, or other law or rule, including known claims and Unknown Claims, that were or could have been alleged by Plaintiff (individually or on behalf of FNF) or the SLC (on behalf of FNF) relating to the subject matter of the Action against any of the Defendant Released Parties or the SLC Released Parties in any court, tribunal, other adjudicatory body, forum, suit, action, or proceeding. For the avoidance of doubt, the Plaintiff Released Claims shall not include any claims to enforce the Stipulation or the Settlement, any direct or class claims of any FNF stockholders other than those of the Plaintiff, or any claims based on conduct occurring after the date of execution of the Stipulation. 37. “Plaintiff Released Parties” means Plaintiff and any and all of its employers, parent entities, controlling persons, owners, members, principals, affiliates, or subsidiaries and each and all of their respective past or present officers, directors, managers, partners, stockholders, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, agents, heirs, executors, trustees, personal representatives, estates, administrators, predecessors, successors, assigns, insurers, and reinsurers. 38. “Plaintiff’s Counsel” means counsel for the Plaintiff in the Action (i.e., Bernstein Litowitz Berger & Grossmann LLP, Andrews & Springer LLC, and Klausner Kaufman Jensen & Levinson). 39. “Released Claims” means, collectively, the Plaintiff Released Claims and the Defendant Released Claims. 40. “Released Parties” means, collectively, the Plaintiff Released Parties, the Defendant Released Parties, and the SLC Released Parties. 41. “Releases” means the releases set forth in Paragraphs 8-9 of the Stipulation.

7 42. “Releasing Parties” means Plaintiff (individually or on behalf of FNF), the SLC (on behalf of FNF), and Defendants. 43. “SLC Released Parties” means the members of the SLC and any and all of their respective employers, parent entities, controlling persons, owners, members, principals, affiliates, or subsidiaries and each and all of their respective past or present officers, directors, managers, partners, stockholders, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, agents, heirs, executors, trustees, personal representatives, estates, administrators, predecessors, successors, assigns, insurers, and reinsurers. 44. “Unknown Claims” means any Plaintiff Released Claims that Plaintiff (individually or on behalf of FNF) or the SLC (on behalf of FNF) does not know or suspect exists in its favor at the time of the release of the Plaintiff Released Claims as against any of the Defendant Released Parties, and any Defendant Released Claims that any Defendant does not know or suspect exists in his, her, or its favor at the time of the release of the Defendant Released Claims as against any of the Plaintiff Released Parties or the SLC Released Parties, including without limitation those which, if known, might have affected the decision to enter into the Settlement. With respect to any and all of the Released Claims, and although the Settlement provides for a specific release of the Released Parties, the Releasing Parties stipulate and agree that, upon the Effective Date, the Releasing Parties shall be deemed to have, and by operation of the Order and Final Judgment shall have, waived the provisions, rights, and benefits of California Civil Code § 1542 or any law of the United States or any state of the United States or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Cal. Civ. Code § 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. The Releasing Parties shall be deemed to have, and by operation of the Order and Final Judgment shall have, waived any and all provisions, rights, and benefits conferred by any law of any jurisdiction, state, or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code § 1542. Any of the Releasing Parties may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the Released Claims but, upon the Effective Date, the Releasing Parties shall be deemed to have, and by operation of the Order and Final Judgment shall have, fully, finally, and forever settled and released any and all Released Claims known or unknown, suspected or unsuspected, contingent or non-contingent, accrued or unaccrued, which now exist or heretofore have existed, upon any theory of law or equity, from the beginning of time through the date of execution of the Stipulation, without regard to the subsequent discovery or existence of such different or additional facts. The Releasing Parties shall be deemed by operation of the Order and Final Judgment to have acknowledged that the foregoing waivers were separately bargained for and are key elements of the Settlement of which this release is a part. The Settlement Amount: 45. Defendants shall pay or cause their insurers to pay the Monetary Settlement Amount to FNF on behalf of all Defendants; such payment of the Monetary Settlement Amount, less any Court- approved fees and expenses already paid by Defendants or their insurers to Plaintiff’s Counsel pursuant to the Stipulation, shall be made to FNF within ten (10) business days after Final Court Approval;

8 provided, however, that in no event shall payment to FNF be required sooner than April 1, 2022. For the avoidance of doubt, a portion of the Monetary Settlement Amount shall be paid by Trasimene. Corporate Governance Measures: 46. FNF will adopt the Corporate Governance Measures, described in Exhibits A and B to the Stipulation, on or prior to its next regularly scheduled Board meeting after Final Court Approval, and such measures will remain in place for no less than three (3) years from the date of adoption. The Parties agree that the measures set forth in Exhibits A and B to the Stipulation confer substantial benefits on the Company and its stockholders, and that Plaintiff’s efforts substantially and materially contributed to those measures. 47. FNF acknowledges that the pendency of this Action was a consideration (among others) in adding Morgan and Dhanidina to the Board. WHAT ARE THE PARTIES’ REASONS FOR THE SETTLEMENT? 48. The Settlement set forth in the Stipulation reflects the results of the Parties’ negotiations and the final terms of their agreement, which was reached only after arm’s-length negotiations among the Parties, who were all represented by counsel with extensive experience and expertise in derivative litigation. 49. Plaintiff’s involvement in the negotiations preceding the Settlement was a factor in achieving the benefits received by FNF as a result of the Settlement. 50. Plaintiff brought the Action in good faith and continues to believe that its claims have legal merit, and the entry by Plaintiff into the Stipulation and Settlement is not an admission as to a lack of any merit of any claims asserted or that could be asserted in the Action. 51. On the basis of the information available to Plaintiff, including publicly available information, its counsel’s investigation, and certain non-public materials, Plaintiff took into consideration the strengths and weaknesses of Plaintiff’s claims and determined that the terms of the Stipulation and the Settlement are fair, reasonable, and adequate, and in the best interests of the Company and its stockholders, and Plaintiff believes that it is reasonable to seek approval of the Stipulation and the Settlement by the Court based upon the terms outlined in the Stipulation and the substantial benefits and protections to be provided to the Company and its stockholders thereby. 52. Each of the Defendants denies all allegations of wrongdoing or liability on his, her, or its respective part, and specifically maintains that he, she, or it has not committed any violation of law or breaches of fiduciary duty or engaged in any wrongdoing whatsoever, but solely to avoid the costs, disruption, and distraction of further litigation, and without admitting the validity of any allegations made in the Action, or any liability with respect thereto, has concluded that it is desirable that the claims against him, her, or it be settled and dismissed on the terms reflected in the Stipulation and the Settlement. 53. The SLC and its counsel have taken into consideration the strengths and weaknesses of the Company’s claims, the strengths and weaknesses of certain other potential claims identified by the SLC in the course of its investigation, and other factors determined to be relevant by the SLC, including the costs, disruption, and distraction of further litigation, and the SLC has determined that the Stipulation and the Settlement are fair, reasonable, adequate, and in the best interests of the Company and its stockholders, and confer a substantial benefit upon the Company and its stockholders.

9 WHAT WILL HAPPEN IF THE SETTLEMENT IS APPROVED? WHAT CLAIMS WILL THE SETTLEMENT RELEASE? 54. If the Settlement is approved, the Court will enter the Order and Final Judgment approving the Settlement in accordance with the Stipulation, at which time the Action will be dismissed with prejudice on the merits. 55. Pursuant to the Stipulation, and in consideration of the benefits provided by the Settlement, the Order and Final Judgment is proposed to, among other things, provide for the full and complete dismissal of the Action with prejudice, including as against all Defendants on the merits without fees, costs, or expenses (except as provided in the Stipulation) and provide for the following releases: a. As of the Effective Date, Plaintiff and the SLC (on behalf of FNF), individually and collectively, shall and by the Order and Final Judgment do completely, fully, finally, and forever release, relinquish, settle, and discharge the Defendant Released Parties from and with respect to any and all of the Plaintiff Released Claims (including Unknown Claims), and will be forever barred and enjoined from commencing, instituting, or prosecuting any action or proceeding, in any forum, asserting any of the Plaintiff Released Claims against any of the Defendant Released Parties. b. As of the Effective Date, Defendants, individually and collectively, shall and by the Order and Final Judgment do completely, fully, finally, and forever release, relinquish, and discharge the Plaintiff Released Parties and the SLC Released Parties from and with respect to any and all Defendant Released Claims (including Unknown Claims), and will be forever barred and enjoined from commencing, instituting, or prosecuting any action or proceeding, in any forum, asserting any of the Defendant Released Claims against any of the Plaintiff Released Parties or the SLC Released Parties. c. As of the Effective Date, the Parties shall be finally and forever bound by the Settlement and the Order and Final Judgment. The Order and Final Judgment, including, without limitation, the Releases set described in Paragraphs (a)-(b) above, shall have res judicata, collateral estoppel, and all other preclusive effects in all pending and future lawsuits, arbitrations, or other suits, actions, or proceedings involving any of the Released Parties. 56. By Order of the Court, all proceedings in the Action, other than such proceedings as may be necessary to carry out the terms and conditions of the Settlement, have been stayed and suspended until further order of the Court. Also, pending a final determination of whether the Settlement should be approved, the Court has barred and enjoined Plaintiff, Defendants, the SLC (on behalf of FNF), FNF’s stockholders, and any of them, from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any suit, action, or proceeding asserting any Plaintiff Released Claims against any Defendant Released Parties. HOW WILL THE ATTORNEYS BE PAID? 57. Concurrent with seeking final approval of the Settlement, Plaintiff’s Counsel intend to petition the Court for an award of attorneys’ fees and expenses, in full satisfaction of any claim by Plaintiff or Plaintiff’s Counsel for an award of fees and expenses in respect of Plaintiff’s and Plaintiff’s Counsel’s efforts in filing this Action and the benefits conferred on FNF and FNF’s stockholders from the prosecution of the Action and the Settlement (the “Fee and Expense Application”). After all of the substantive terms of the Settlement were agreed upon, Plaintiff’s Counsel engaged in arm’s-length negotiations with counsel for the SLC (on behalf of FNF) and counsel for Defendants concerning an appropriate award of attorneys’ fees and litigation expenses for Plaintiff’s Counsel based upon Plaintiff’s

10 and Plaintiff’s Counsel efforts in filing this Action and the benefits conferred on FNF and FNF’s stockholders from the prosecution of the Action and the Settlement. As a result of those negotiations, it has been agreed that the Fee and Expense Application will be for an amount no greater than four million four hundred thousand dollars and no cents ($4,400,000.00) (United States Dollars). 58. Any award of attorneys’ fees and expenses to Plaintiff’s Counsel that is approved by the Court in connection with the Settlement (the “Fee and Expense Award”) shall be paid solely out of the Monetary Settlement Amount, and not in addition to the Monetary Settlement Amount. FNF stockholders are not personally liable for the payment of any Fee and Expense Award. 59. The award of any Fee and Expense Award by the Court is not a precondition to the Settlement, the Releases provided under the Stipulation, or the dismissal of the Action with prejudice. The Court may consider and rule upon the fairness, reasonableness, and adequacy of the Settlement independently of any Fee and Expense Application and/or Fee and Expense Award. Any disapproval or modification of any Fee and Expense Application and/or any Fee and Expense Award by the Court or on appeal shall not affect or delay the enforceability of the Stipulation or the Settlement, provide any of the Parties with the right to terminate the Settlement, impose any obligation on Defendants, the SLC (on behalf of FNF), or FNF, or subject Defendants in any way to an increase in the amount paid by them or on their behalf in connection with the Settlement, or affect or delay the binding effect or finality of the Order and Final Judgment or the Releases. WHEN AND WHERE WILL THE SETTLEMENT HEARING BE HELD? DO I HAVE THE RIGHT TO APPEAR AT THE SETTLEMENT HEARING? 60. You do not need to attend the Settlement Hearing. The Court will consider any submission made in accordance with the provisions below even if you do not attend the Settlement Hearing. 61. The Court will consider the Settlement and all matters related to the Settlement, including the Fee and Expense Application, at the Settlement Hearing. The Settlement Hearing will be held before the Delaware Court of Chancery on June 21, 2022 at 1:30 p.m., either in person at the Court of Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, or by telephone or video conference (in the discretion of the Court). Please Note: The date and time of the Settlement Hearing may change without further written notice. In addition, the ongoing COVID-19 health emergency is a fluid situation that creates the possibility that the Court may decide to conduct the Settlement Hearing by telephonic or video conference, or otherwise allow Current FNF Stockholders to appear at the Settlement Hearing by phone or video, without further written notice to Current FNF Stockholders. In order to determine whether the date and time of the Settlement Hearing have changed, or whether Current FNF Stockholders must or may participate by phone or video, it is important that you monitor the Court’s docket or https://www.investor.fnf.com/ before making any plans to attend the Settlement Hearing. Any updates regarding the Settlement Hearing, including any changes to the date or time of the Settlement Hearing or updates regarding in-person or telephonic appearances at the Settlement Hearing, will be filed on the Court’s docket and at https://www.investor.fnf.com/. Also, if the Court requires or allows Current FNF Stockholders to participate in the Settlement Hearing by telephone or video conference, the information needed to access the conference will be available through the Court’s docket and at https://www.investor.fnf.com/. 62. At the Settlement Hearing, any Current FNF Stockholder who continues to own FNF common stock through the date of the Settlement Hearing may appear personally or by counsel, and show cause, if any: (a) why the Settlement in accordance with and as set forth in the Stipulation should not be approved as fair, reasonable, and adequate and in the best interests of FNF; (b) why the Order and Final Judgment should not be entered in accordance with and as set forth in the Stipulation; or (c) why the Court

11 should not grant Counsel’s Fee and Expense Application, or otherwise wishes to be heard; provided, however, that unless the Court in its discretion otherwise directs, no Person shall be entitled to contest the approval of the terms and conditions of the Settlement or (if approved) the Order and Final Judgment to be entered thereon, the Fee and Expense Application, or the Fee and Expense Award, and no papers, briefs, pleadings, or other documents submitted by any Person (excluding a party to the Stipulation) shall be received or considered, except by order of the Court for good cause shown, unless, no later than June 1, 2022, such person files with the Register in Chancery, Delaware Court of Chancery, 500 North King Street, Wilmington, DE 19801, and serves upon the attorneys listed below: (a) a written and signed notice of intention to appear that identifies the case name and case number for the Action, City of Miami General Employees’ and Sanitation Employees’ Retirement Trust v. William P. Foley, II, et al., C.A. No. 2020- 0650-KSJM, and includes the name, address, and telephone number of the objector and, if represented by counsel, the name, address, and telephone number of the objector’s counsel; (b) documentation sufficient to prove that the objector owned shares of FNF common stock as of the close of business on April 1, 2022, together with a statement that the objector continues to hold shares of FNF common stock on the date of filing of the objection and will continue to hold shares of FNF common stock as of the date of the Settlement Hearing; (c) a detailed statement of objections to any matter before the Court; (d) the grounds thereof or the reasons for wanting to appear and be heard; and (e) all documents or writings the Court shall be asked to consider. Such filings must be served upon the following counsel by hand delivery, overnight mail, or the Court’s electronic filing and service system: Gregory V. Varallo, Esq. Bernstein Litowitz Berger & Grossmann LLP 500 Delaware Avenue, Suite 901 Wilmington, Delaware 19801 Craig J. Springer, Esq. Andrews & Springer LLC 4001 Kennett Pike, Suite 250 Wilmington, Delaware 19807 Peter J. Walsh, Jr., Esq. Potter Anderson & Corroon LLP 1313 N. Market Street Hercules Plaza, 6th Floor Wilmington, Delaware 19801 Bradley R. Aronstam, Esq. Ross Aronstam & Moritz LLP 100 S. West Street, Suite 400 Wilmington, Delaware 19801 Douglas D. Herrmann, Esq. Troutman Pepper Hamilton Sanders LLP 1313 N. Market Street Hercules Plaza, 5th Floor Wilmington, Delaware 19801 63. Unless the Court otherwise directs, any Person who fails to object in the manner described above in Paragraph 62 above shall be deemed to have waived and forfeited any and all rights such person may otherwise have to object to the Settlement, the Fee and Expense Application, and/or any Fee and Expense Award (including any right of appeal) and shall be forever barred from raising such objection in this Action or any other suit, action or proceeding. CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS? 64. This Notice does not purport to be a comprehensive description of the Action, the allegations related thereto, the terms of the Settlement, or the Settlement Hearing. The description of the Settlement in this Notice is qualified in its entirety by reference to the Stipulation, which is available at https://www.investor.fnf.com/.

12 65. For a more detailed statement of the matters involved in the Action, you may inspect the pleadings, the Stipulation, the Orders entered by the Court, and other papers filed in the Action at the Office of the Register in Chancery in the Court of Chancery of the State of Delaware, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, during regular business hours of each business day. If you have questions regarding the Settlement, you may write or call the following counsel for Plaintiff: Craig J. Springer, Esq. Andrews & Springer LLC 4001 Kennett Pike, Suite 250 Wilmington, Delaware 19807 Phone: 302-504-4957 Email: cspringer@andrewsspringer.com Gregory V. Varallo, Esq. Bernstein Litowitz Berger & Grossmann LLP 500 Delaware Avenue, Suite 901 Wilmington, Delaware 19801 Phone: 800-380-8496 Email: settlements@blbglaw.com DO NOT CALL OR WRITE THE COURT OR THE OFFICE OF THE REGISTER IN CHANCERY REGARDING THIS NOTICE NOTICE TO PERSONS OR ENTITIES HOLDING RECORD OWNERSHIP ON BEHALF OF OTHERS 66. Brokerage firms, banks, and other persons or entities who held shares of FNF common stock as record owners, but not as beneficial owners, are directed to either: (a) promptly request from KCC LLC (the “Notice Administrator”), sufficient copies of this Notice to forward to all such beneficial owners and after receipt of the requested copies promptly forward the copies of the Notice to all such beneficial owners; or (b) promptly provide a list of the names and addresses of all such beneficial owners to the Notice Administrator, after which the Notice Administrator will promptly send copies of the Notice to such beneficial owners. Copies of this Notice may be obtained by calling the Notice Administrator toll- free at 1-855-904-6126; emailing FNFDerivativeSettlement@kccllc.com; or mailing to: FNF Derivative Settlement, c/o KCC LLC, P.O. Box 43034, Providence, Rhode Island 02940-3034. A copy of the Notice is also available for downloading at https://www.investor.fnf.com/. BY ORDER OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE Dated: April 7, 2022